Exhibit 1-2

                             EXELON CAPITAL TRUST __

                % Trust Preferred Securities (Liquidation Amount
                       of $ per Trust Preferred Security)

                             Underwriting Agreement

                                                              New York, New York


Tothe Representatives
   named in Schedule I
   hereto of the Under-
   writers named in
   Schedule II hereto

Ladies and Gentlemen:

            Exelon Capital Trust __ (the "Trust"), a Delaware statutory trust organized under the Statutory Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. ss.ss. 3801 et seq.), and Exelon Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania (the "Company" and, together with the Trust, the "Offerors"), propose to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the ______% Trust Preferred Securities (liquidation amount of $______ per security) issued by the Trust, with the terms specified in Schedule I hereto, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"). The Preferred Securities will be guaranteed by the Company (the "Guarantee" and, together with the Preferred Securities, the "Offered Securities"), to the extent described in the Final Prospectus, with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the Guarantee Agreement (the "Preferred Securities Guarantee") to be dated as of the Closing Date (as defined below) between the Company and Wachovia Trust Company, National Association, as Trustee (the "Guarantee Trustee"). The Offerors propose to sell to the Underwriters pursuant to this Agreement ______ Offered Securities as set forth in Schedule II hereto.

            The entire proceeds from the sale of the Offered Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $ in aggregate principal amount of the Company's % unsecured subordinated debt securities (the "Debt Securities"). The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust, to be dated as of the Closing Date (the "Declaration"), among the Company, as sponsor, ____________, as administrative trustees (the "Administrative Trustees"), Wachovia Trust Company, National Association, as property trustee (the "Property Trustee") and as Delaware trustee (the "Delaware Trustee," and together with the Property Trustee and the Administrative Trustees, the "Trustees"). The Debt Securities will be issued




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pursuant to an indenture,  dated as of June 24, 2003 (the "Indenture"),  between the Company and Wachovia Bank, National Association, as trustee (the "Debenture Trustee"). The Preferred Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Date, among the Trust, the Property Trustee and DTC. The Offered Securities and the Subordinated Notes are hereinafter collectively referred to as the "Securities."

            To  the  extent  there  are no  additional  Underwriters  listed  on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

            1.   Representations  and  Warranties.   The  Offerors  jointly  and
severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

            (a) The Offerors meet the requirements for use of Form S-3 under the Act and have prepared and filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Offerors may have filed one or more amendments thereto, including a Preliminary Prospectus, each of which has previously been furnished to you. The Offerors will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Offerors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Offerors have advised you, prior to the



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

         Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date and at the Execution Time, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
         (i) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of the Debenture Trustee, the Guaranty Trustee and the Delaware Trustee and Property Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

            (c) Neither of the Company or the Trust is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus will be, an "investment company" or an entity "controlled" by an investment company within the meaning of the Investment Company Act.

            (d) Neither of the Company or the Trust has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company or the Trust to facilitate the sale or resale of the Securities.

            (e) The Company has been duly organized and is validly subsisting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with full power and authority under its articles of incorporation and bylaws to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction which requires such qualification.

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



            (f) The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under this Agreement, the Offered Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Final Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

            (g) Except as disclosed in the Company's Form 10-K for the fiscal year ended December 31, 2002, the Company does not have any significant subsidiaries (as such term is defined in Rule 1.02 of Regulation S-X promulgated under the Act).

            (h) The descriptions in the Final Prospectus of the Declaration, the Preferred Securities, the Preferred Securities Guarantee, the Common Securities, the Indenture and the Debt Securities fairly summarize the matters therein described.

            (i) This Agreement has been duly authorized, executed and delivered by each of the Offerors; the Indenture has been duly authorized and when executed and delivered by the Company, will constitute a legal, valid, binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

            (j) At the Closing Date, the Preferred Securities will have been duly authorized for issuance and sale by the Trust and, when issued and delivered against payment of the consideration therefor as provided herein, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the Trust, and will be entitled to the benefits of the Declaration; the issuance of the Preferred Securities is not subject to preemptive or other similar rights of any securityholder of the Company or the Trust; and (subject to the terms of the Declaration) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law; provided, that the holders of the Preferred Securities may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Declaration.





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

            (k) The Preferred Securities Guarantee, including the Guarantee, has been duly authorized by the Company; at the Closing Date, the Preferred Securities Guarantee will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a legal, valid, binding instrument, enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

            (l) The Common Securities have been duly authorized by the Trust and, when issued and delivered by the Trust to the Company against payment therefor as described in the Final Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (m) The issuance and sale of the Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Debt Securities will be in the form contemplated by, and entitled to the benefits of, the Indenture.

            (n) The Declaration has been duly authorized by the necessary corporate action of the Offerors and, at the Closing Date, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Date, constitute a legal, valid, binding instrument enforceable against the Company, the Trust and the Trustees in accordance with its terms, (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

            (o) No consent, approval, authorization, filing with or order of any court or state or federal governmental agency or body, including the Commission and any applicable state regulatory authority, is required in connection with the transactions contemplated herein or in the Indenture, except such as will be obtained under the Act and the Trust Indenture Act, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.





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

            (p) Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions herein contemplated, nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Trust pursuant to, (i) the charter or bylaws of the Company; (ii) the Certificate of Trust or the Declaration; (iii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which either the Company or the Trust is a party or bound or to which its property is subject; or (iv) any statute, law, rule, regulation, judgment, order or decree applicable to either Offeror of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over either the Company or the Trust or any of its respective subsidiaries or any of its or their properties.

            (q) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries incorporated by reference in the Final Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company, as of the date and for the period indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles, and the presentation of non-GAAP financial measures, if any, complies in all material respects with Regulation G and Item 10 of Regulation S-K promulgated by the Commission.

            (r) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving either the Company or the Trust or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the Indenture, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to have a material adverse effect on the financial condition, business or properties of either the Trust or the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

            (s) PricewaterhouseCoopers, LLP, are independent public accountants with respect to the Offerors within the meaning of the Act and the applicable published rules and regulations thereunder.

            (t) Each of the Administrative Trustees of the Trust is an employee of the Company or an affiliate of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Administrative Trustees and is a legal, valid, binding obligation of each Administrative Trustee, enforceable against such Administrative Trustee in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).





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

            (u) The Company is a validly subsisting corporation in good standing under the laws of the Commonwealth of Pennsylvania. Each of the Company's subsidiaries which constitutes a "gas utility company" or an "electric utility company," as defined in the Public Utility Holding Company Act of 1935, as amended, is a validly existing corporation or limited liability company under the laws of its jurisdiction of incorporation or organization (each a "Utility Subsidiary"). The Company and each Utility Subsidiary have all requisite corporate or limited liability company power and authority to own and occupy their respective properties and carry on their respective businesses as presently conducted and as described in the Prospectus and are duly qualified as foreign organizations to do business and in good standing in every jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary and in which the failure to so qualify would have a materially adverse effect on the Company; and the capital stock or membership interests of each Utility Subsidiary listed in Schedule I that is owned directly or indirectly by the Company, is owned free from liens, encumbrances and defects.

         Any certificate signed by any officer or other representative of the Company or the Trust and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the purchase price set forth opposite its name in Schedule II hereto, the principal amount of the Offered Securities set forth opposite such Underwriter's name in Schedule II hereto.

            3. Delivery and Payment. (a) Delivery of and payment for the Offered Securities shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of DTC unless the Representatives shall otherwise instruct.

            (b) As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Offered Securities will be used to purchase Debt Securities of the Company, the Company hereby agrees to pay at the Closing Date, or the relevant date of delivery, as the case may be, to the Representatives in immediately available funds, for the accounts of the several Underwriters, $______ per Offered Security to be delivered by the Trust hereunder at the Closing Date.




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

            (c) In accordance with Rule 15c6-1(d) promulgated under the Exchange Act, the Underwriters agree to the payment of funds and delivery of the Offered Securities in accordance with this Section 3 in lieu of that required by paragraphs (a) and (c) of Rule 15c6-1 under the Exchange Act.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

            5. Agreements. The Offerors agree with the several Underwriters that:

            (a) Each Offeror will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Offered Securities, the Offerors will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Offerors have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Offerors will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Offerors will promptly advise the Representatives
         (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Offered Securities, any amendment to the Registration Statement shall have been filed or become effective,
         (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Offerors of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. Each Offeror will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Offerors promptly will (1) notify the

         Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries, including the Trust, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Offerors will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

            (e) The Company will arrange, if necessary, for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Offered Securities and will pay any fee of the NYSE, in connection with its review of the offering; provided that in no event shall the Company or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Securities, in any jurisdiction where it is not now so subject.

            (f) Neither the Company nor the Trust will, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or the Trust, directly or indirectly, or announce the offering of, capital securities, or the Debt Securities or any debt securities substantially similar (including provisions with respect to the deferral of interest) to the Debt Securities or any equity security substantially similar to the Preferred Securities (except for the Securities issued pursuant to this Agreement) or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Preferred
         Securities or the Debt Securities; provided, however, that the foregoing restrictions shall not apply to any disposal of the Debt Securities following any liquidation of the Trust; provided, further, that the foregoing period shall only extend until the Business Day set forth on Schedule I hereto.

            (g) The Offerors will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company or the Trust to facilitate the sale or resale of the Offered Securities.

            (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the issuance of the Offered Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Registration Statement, Preliminary Prospectus and Final Prospectus and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Prospectus and Final Prospectus, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Offered Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Preferred Securities and the Debt Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Preferred Securities and the Debt Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Offered Securities; (vi) any registration or qualification of the Offered Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification);
         (vii) the transportation and other expenses incurred by or on behalf of Company or Trust representatives in connection with presentations to prospective purchasers of the Offered Securities; (viii) the fees and expenses of the Offerors' accountants and counsel (including local and special counsel); (ix) the fees and expenses of any rating agencies rating the Preferred Securities and, if applicable, the Debt Securities; (x) the fees and expenses of the Property Trustee and the Guarantee Trustee; (xi) the fees and expenses of the Debenture Trustee; and (xii) all other costs and expenses incident to the performance by the Company or the Trust of its obligations hereunder.

            (i) Each of the Company and the Trust will, if requested by the Representative, use its best efforts to cause the Preferred Securities to be listed on the New York Stock Exchange.

            (j) The Offerors will cooperate with the Underwriters and use their reasonable commercial efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC.

            (k) The Trust will use the net proceeds received by it from the sale of the Preferred Securities and the Common Securities, and the Company will use the proceeds received by it from the sale of the Debt Securities, in the manner specified in the Final Prospectus under "Use of Proceeds."

            6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Offered Securities shall be subject to the accuracy of the representations and warranties on the part of the Offerors contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Offerors made in any certificates pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 9:30 a.m. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company and the Trust, shall have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to the Representatives and their counsel.

            (c) The Offerors shall have furnished to the Representatives the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, dated the Closing Date and addressed to the
         Representatives, in form and substance satisfactory to the Representatives and their counsel.

            (d) The Offerors shall have furnished to the Representatives the opinion of Richards, Layton & Finger, counsel to the Property Trustee under the Declaration, the Debenture Trustee under the Indenture and the Guarantee Trustee under the Preferred Securities Guarantee, dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to the Representatives and their counsel.

            (e) The Representatives shall have received from Winston & Strawn, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Preferred Securities, the Declaration, the Indenture, the Preferred Securities Guaranty, this Agreement, the
         Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Offerors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, and the Trust shall have furnished to the Representatives a certificate of the Trust, signed by an Administrative Trustee of the Trust, each dated the Closing Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

               (i) the  representations  and  warranties  of the Company and the
            Trust, respectively, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Trust, respectively, have complied with all the agreements and satisfied all the conditions on their respective parts to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the financial condition, business or properties of the Company and its subsidiaries, taken as a whole, or the Trust, respectively, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (g) At the Execution Time and at the Closing Date, the Company shall have requested and caused PricewaterhouseCoopers, LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives.

            (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the financial condition, business or properties of the Trust or the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

            (i) On the Closing Date, (i) the Preferred Securities shall be rated by ________________________ and ____________ by __________________, and
         the Offerors shall have delivered to the Representatives evidence satisfactory to the Representatives confirming that the Preferred Securities have such ratings, and (ii) since the Execution Time, there shall not have occurred a downgrading in the rating assigned to the Preferred Securities or any of the Company's first mortgage bonds or commercial paper by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Preferred Securities or any of the Company's debt securities.

            (j) Contemporaneously with the purchase of the Offered Securities on the Closing Date (i) the Company shall purchase the Common Securities from the Trust and (ii) the Trust shall purchase the Debt Securities from the Company.

            (k) Prior to the Closing Date,  the Offerors shall have furnished to
         the  Representatives   such  further   information,   certificates  and
         documents as the Representatives may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Company, at Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103, on the Closing Date.

            7. Reimbursement of Underwriters' Expenses. If the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of either of the Offerors to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Offered Securities.

            8. Indemnification and Contribution. (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Offered Securities as originally filed or in any amendment thereof, or arise out of or are based upon an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, in light of the circumstances in which it was made, or an omission or alleged omission to state a material fact required to be stated or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus (as amended or supplemented if the Offerors shall have made any amendments or supplements thereto and if used within any period during which an Underwriter may be required by law to deliver a prospectus), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Offerors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that the foregoing indemnity with respect to any untrue statement contained in or omission from the Basic Prospectus or the Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any person controlling such Underwriter) (i) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as then amended or supplemented if the Offerors shall have furnished any amendments or supplements thereto) at or prior to the confirmation of the sale of such Offered Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Basic Prospectus or Preliminary Prospectus was corrected in the Final Prospectus (or the Final Prospectus as so amended or supplemented if the Offerors shall have furnished any amendments or supplements thereto), and it is finally judicially determined that such delivery was required to be made under the Act and was not so made, or (ii) that uses the Final Prospectus after the expiration of such period, if any, during which the Underwriter is required by law to deliver a prospectus, unless the Company shall have been advised in writing of such intended use. This indemnity agreement will be in addition to any liability which the Offerors may otherwise have. The Company agrees to indemnify the Trust against all loss, liability claim, damage and expense whatsoever, as due from the Trust under Section 8(a) hereunder.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Offerors, each of their respective directors and officers, and each person who controls the Offerors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Offerors by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in Section 8(a) above. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Offerors acknowledge that (i) the statement set forth on the cover page regarding delivery of the Securities and under the heading "Underwriting," (ii) the list of Underwriters and their respective participation in the sale of the Offered Securities, (iii) the sentences related to concessions and reallowances and (iv) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Final Prospectus.

            (c)  Promptly  after  receipt  by an  indemnified  party  under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is for any reason held to be unenforceable by an indemnified party although applicable in accordance with its terms (including the requirements of Section 8(c) above), the Offerors and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Offerors and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Offered Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Offered Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Offered Securities purchased by such Underwriter hereunder; provided, further, that each Underwriter's obligation to contribute to Losses hereunder shall be several and not joint. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Offerors and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Offerors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Offerors on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Offerors within the meaning of either the Act or the Exchange Act, each officer and director of the Company and each Trustee of the Trust shall have the same rights to contribution as the Offerors, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Offered Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Offered Securities set forth opposite their names in
Schedule II hereto bears to the aggregate principal amount of Offered Securities set forth opposite the names of all the remaining Underwriters) the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Offered Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Offered Securities, and if such nondefaulting Underwriters do not purchase all the Offered Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Offerors. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to either of the Offerors and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Offerors prior to delivery of and payment for the Offered Securities, if at any time prior to such time (i) trading in the common stock of Exelon Corporation shall have been suspended by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) a major disruption of settlements of securities or clearance services in the United States shall have occurred, or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Offerors or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Offerors or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to them at the address provided on Schedule I hereto; or, if sent to the Company or the Trust, will be mailed, delivered or telefaxed to Exelon Corporation, 10 South Dearborn Street, 37th Floor, P.O. Box 805379, Chicago, Illinois 60680-5379, Attention: Vice President and Treasurer (fax no.:
(312) 394-5440) and confirmed to the General Counsel (fax no.: (215) 568-3389).

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            17.  Definitions.   The  terms  which  follow,  when  used  in  this
Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Agreement" shall mean this Underwriting Agreement including all schedules attached hereto and made a part hereof.

            "Basic  Prospectus"  shall  mean  the  prospectus   referred  to  in
paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Prospectus.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Certificate of Trust" shall mean the certificate of trust filed with the State of Delaware on May 9, 2003.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

            "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "NYSE" shall mean the New York Stock Exchange.

            "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration
Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 415," "Rule 424," "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A  Information"  shall mean information with respect to the
Securities  and  the  offering   thereof   permitted  to  be  omitted  from  the
Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

                            [signature page follows]

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust and the several Underwriters.

                                    Very truly yours,

                                    EXELON CORPORATION



                                    By:_______________________________________
                                       Name:
                                       Title:


                                    EXELON CAPITAL TRUST __



                                    By:_______________________________________
                                       Name:
                                       Title:

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

[INSERT UNDERWRITER]



By:__________________________________________________
Name:
Title:



[INSERT UNDERWRITER]



By:__________________________________________________
    Name:
    Title:


For themselves and the other
several Underwriters named
in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement, dated _______________, 2003

Registration Statement No. 333-

Representatives:__[Insert Underwriters]

Number and Description of Offered Securities:

         Number:

         Purchase Price:

         Interest Rate:                            %

         Initial Public Offering
         Price:                             $

         Dealer Discount:                   $             per security

         Reallowance to Dealers:            $             per security

Sinking Fund Provisions:                    None

Other Provisions:

         Time and Date of Delivery and Payment:

                  Time and Date ---             :00AM EST
                                                   , 2003

         Place of Delivery:

                  Delivery ---   Ballard Spahr Andrews & Ingersoll, LLP
                                 1735 Market Street, 51st Floor
                                 Philadelphia, PA 19103-7599

Date referred to in Section 5(f) after which the Company may offer or sell securities issued or guaranteed by the Company without the consent of the Representative(s): _________________, 2003

Address for Notices to  Representatives  pursuant to Section 12 of  Underwriting
Agreement:

                  c/o [Underwriter name & address]
                  Attention:

                                   SCHEDULE II


                                                            Number of
                                                            Preferred
                                                          Securities to
Underwriters                                               be Purchased
------------                                              --------------
................................................

................................................
................................................
................................................
                  Total........................